                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 21, 1999 relating to the financial statements and financial statement schedules of Data Dimensions, Inc., which appears in on page F-2 of Data Dimensions, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.


PRICEWATERHOUSECOOPERS LLP

Seattle, Washington
June 10, 1999